VIRTUS OPPORTUNITIES TRUST

Virtus Rampart Equity Trend Fund

101 Munson Street

Greenfield, MA 01301

(800) 243-1574

IMPORTANT NOTICE REGARDING CHANGES TO THE FUND’S SUBADVISER, NAME, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

August 27, 2020

Dear Shareholder:

I am writing to inform you of important changes to the subadviser, name, principal investment strategies, and principal risks for the Virtus Rampart Equity Trend Fund, to be renamed the Virtus FORT Trend Fund (the “Fund”).

As previously communicated, on June 17, 2020, the Board of Trustees of Virtus Opportunities Trust approved the replacement of the Fund’s current subadviser, Rampart Investment Management, LLC, with FORT Investment Management LP (“FORT”), and in connection therewith, a change to the Fund’s name, principal investment strategies and principal risks, in order to address concerns that the Fund’s current strategy was not performing as expected due to changes in the way the market operates since the current investment strategies and the quantitative model on which they were based were established. The Board’s approval was based upon the recommendation of Virtus Investment Advisers, Inc. (the “Adviser”), the investment adviser to the Fund.  The changes to the Fund were disclosed in a supplement to the Fund’s prospectus dated June 18, 2020, and are anticipated to take effect on or about August 31, 2020 (“Effective Date”).

In summary, the Fund will continue to seek long-term capital appreciation. Consistent with this objective, as of the Effective Date, the Fund’s investment program will consist of two elements: (i) an actively managed portfolio of a broad spectrum of worldwide financial and non-financial futures contracts, which may include, but are not limited to, contracts on short-term interest rates, bonds, currencies, stock indices, energy, metals and agricultural commodities; and (ii) a portfolio of cash equivalents, U.S. government securities (including money market funds that invest solely in U.S. government securities) and other short-term, high grade debt instruments. The Fund expects to seek to gain its exposure to the futures contracts described in this section by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund (the “Subsidiary”) organized as a company under the laws of the Cayman Islands. The Fund may also engage in short sales of any instrument that it is permitted to purchase for investment, and may invest without restriction as to country, currency, or underlying asset type. As of the Effective Date, the Fund will therefore maintain the potential for a significant allocation to cash or cash equivalents and high-quality short-term securities but, unlike before, the Fund will hold interests in derivatives and commodities rather than equity securities.

In connection with the new strategy, as of the Effective Date, the Fund will no longer be subject to Equity Securities Risk and Sector Focused Investing Risk as principal risks, and it will be subject to the following new principal risks:

Derivatives Risk. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.

Commodity and Commodity-linked Instruments Risk. Commodities and commodity-linked instruments will subject the Fund’s portfolio to greater volatility than investments in traditional securities. Commodity-linked instruments may experience returns different than the commodity they attempt to track and may also be exposed to counterparty risk.

Foreign Currency Transactions Risk. The Fund’s transactions with respect to foreign currency may not be successful or have the effect of limiting gains from favorable market movements.

Currency Rate Risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s shares.

Interest Rate Risk. The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

New Subadviser Risk. The Fund’s subadviser has not previously managed a mutual fund. Accordingly, the Fund bears the risk that the subadviser’s inexperience with the restrictions and limitations applicable to mutual funds will limit the subadviser’s effectiveness.

Foreign Investing Risk. Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; and political, regulatory, economic, and market risk.

Emerging Market Risk. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

Leverage Risk. When the Fund leverages its portfolio by borrowing or certain types of transactions or instruments, including derivatives, the Fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the Fund’s value may increase.

Short Sales Risk. The Fund may engage in short sales and may incur a loss if the price of a borrowed security increases between the date of a short sale and the date on which the Fund replaces the security.

Commodity Pool Risk. The Fund’s investments in certain instruments may be deemed to be “commodity interests” under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and the Fund may be deemed a commodity pool, thereby subjecting the Fund to regulation under the CEA and CFTC rules.

Counterparty Risk. There is risk that a party upon whom the Fund relies to complete a transaction will default.

Tax Risk. The tax treatment of the Fund’s investments may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the Internal Revenue Service that could affect or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund’s prospectus and the Fund’s Statement of Additional Information, and could adversely affect the Fund.

In approving the changes at the June 17, 2020 Board meeting, the Board considered a variety of factors and information before concluding that the changes were in the best interests of the Fund’s shareholders.  A summary of these factors and information is set forth below.

The Board considered information presented by the Adviser regarding, among other things, the specific changes proposed with respect to the Fund’s subadviser, name, principal investment strategies, and principal risks, the Adviser’s rationale underlying the proposal, performance expectations, and anticipated turnover due to repositioning.

Among other things, the Board considered the recent and historical performance of the Fund, and its previous discussions with the Adviser concerning the mutual desire to achieve improved performance for the Fund’s shareholders in a manner that the strategy was designed to achieve. The Board considered further the Adviser’s recommendation that replacing the current strategy with the strategy applied by FORT would be more likely to benefit the Fund and its shareholders and produce the outcome sought by such shareholders. The Board reviewed information presented by the Adviser, including a comparison of the current and new strategies, and performance data comparing the Fund’s current strategy with the new strategy (including a simulated return for the new strategy based upon the specific risk profile proposed by the Adviser for the new strategy). The Board also considered the Adviser’s discussion of operational considerations for utilizing the new strategy. The Board noted that the fee and expense structure of the Fund was not expected to be materially impacted as a result of the proposal.

The Board reviewed differences between the investment strategies and risks.  The Board considered that the nature of how the Fund is invested at the time of repositioning and its level of cash holding would determine the required repositioning of the Fund and the transaction costs that would be borne by the Fund, recognizing that they could also be significant if the Fund was fully invested in equities.  The Board considered that shareholders would receive notice of the changes and an information statement containing the information that would otherwise be included in a proxy.

In approving the proposed changes, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them.

It is the Adviser’s belief that the new strategy may provide a stronger opportunity for shareholders to capture the long term returns of the equity market with less volatility and mitigated drawdowns, as the Fund will seek to achieve this using a broader data set allocating risk across 80 quantitative models. The Adviser believes that the new strategy will be more consistent in achieving the Fund’s objective than the current strategy, which struggled to perform as anticipated due to greater volatility in the market and “whipsaw” trading – which is a pattern of abrupt changes in direction of an investment’s price within a short period of time – than when the strategy and the quantitative model were created.

Please read the June 18, 2020 prospectus supplement and the enclosed prospectus supplement for additional information about the changes to the Fund. As a reminder, Fund shareholders may, at any time, exchange their shares of the Fund for shares of another Virtus Fund or redeem their shares of the Fund and receive the net asset value thereof, as provided in the Fund’s prospectus.

We look forward to continuing to serve you and the Fund in the future.

Sincerely,

George R. Aylward

President

Virtus Funds

VIRTUS OPPORTUNITIES TRUST

Virtus Rampart Equity Trend Fund (the “Fund”)

Supplement dated August 27, 2020, to the Prospectus dated January 28, 2020, as supplemented

IMPORTANT NOTICE REGARDING CHANGES TO THE FUND’S SUBADVISER, NAME, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

At the June 17, 2020 meeting of the Board of Trustees of Virtus Opportunities Trust (the “Board”), the Board approved, at the recommendation of Virtus Investment Advisers, Inc., the investment adviser to the Fund (“Adviser”), the replacement of the Fund’s current subadviser, Rampart Investment Management, LLC, with FORT Investment Management LP (“FORT”), in addition to changes to the Fund’s name, principal investment strategies, and principal risks, in order to address concerns that the Fund’s current strategy was not performing as expected due to changes in the way the market operates since the current investment strategies and the quantitative model on which they were based were established (the “Changes”). The Changes, including the change in the Fund’s name to the Virtus FORT Trend Fund, were summarized in a supplement to the Fund’s prospectus dated June 18, 2020 (the “June 18 Supplement”).

Notice is hereby provided to shareholders that the Changes, as described in the June 18 Supplement, are anticipated to take effect on or about August 31, 2020 (“Effective Date”). As such, this supplement incorporates by reference the June 18 Supplement.

A revised summary prospectus, which incorporates the Changes, will be available from and after the Effective Date, and an information statement further describing the Changes will be provided to shareholders of the Fund after the Effective Date.

Fund shareholders may, at any time, exchange their shares of the Fund for shares of another Virtus Fund or redeem their shares of the Fund and receive the net asset value thereof, as provided in the Fund’s Prospectus. You should consult your tax adviser to discuss the impact of exchanging or redeeming your shares of the Fund and determine the tax consequences of such action.

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For more information, please contact a Fund customer service representative toll free at

1-800-243-1574.

PLEASE RETAIN FOR FUTURE REFERENCE.

VOT 8020 FORTTrendFundChanges